Exhibit 10.19(e)

EXECUTION COPY

AMENDMENT NO. 4 TO AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of January 30, 2009, is entered into between AFC FUNDING CORPORATION, an Indiana corporation (the “Company”) and AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Originator”).

R E C I T A L S

A.                                    The Company and the Originator are parties to that certain Amended and Restated Purchase and Sale Agreement, dated as of May 31, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”).

B.                                    The Company and the Originator desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein have the meanings provided in the Agreement.

2.                                      Amendments to Agreement.  The Agreement is amended as follows:

2.1                               Section 5.20 of the Agreement is hereby amended in its entirety to read as follows:

Section 5.20 Eligibility of Receivables.  So long as the Originator is the Servicer, each Pool Receivable included as an Eligible Receivable in the calculation of Net Receivables Pool Balance is an Eligible Receivable as of the date of such calculation.

3.                                      Representations and Warranties.  The Originator hereby represents and warrants to the Company as follows:

(a)                                 Representations and Warranties.  The representations and warranties of the Originator contained in Article V of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by the Originator of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

(c)                                  Purchase and Sale Termination Event.  No Purchase and Sale Termination Event has occurred and is continuing.

4.                                      Effectiveness.  This Amendment shall become effective upon the later of (a) February 4, 2009 and (b) receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

5.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Purchase and Sale Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION

By:	/s/ James E. Money
Name:	James E. Money II
Title:	Treasurer

AUTOMOTIVE FINANCE CORPORATION

By	/s/ James E. Money
Name:	James E. Money II
Title:	V.P. of Finance & Treasurer

CONSENTED TO BY:

BMO CAPITAL MARKETS CORP., as Agent and Purchaser Agent

By:	/s/ John Pappano
Name:	John Pappano
Title:	Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent

By:	/s/ Robert Sheldon
Name:	Robert Sheldon
Title:	Director

By:	/s/ Daniel Gerber
Name:	Daniel Gerber
Title:	Vice President